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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 5, 2006
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-19557                 36-3777824
-----------------------------         ------------         -------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                ------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING.

         Salton, Inc. today announced that in accordance with the continued listing criteria set forth by the New York Stock Exchange, on July 3, 2006, it presented a plan to the NYSE demonstrating how it intends to comply with the continued listing standards. In accordance with the continued listing criteria, the NYSE has up to 45 days to either accept or reject the plan.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. On July 5, 2006, Salton, Inc. issued a press release announcing it presented a plan to the NYSE demonstrating how it intends to comply with the continued listing standards. A copy of the press release is attached as Exhibit 99.1 to this report.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ----------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director


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                                  EXHIBIT INDEX





     EXHIBIT
       NO.                                 DESCRIPTION
     -------                               -----------

       99.1         Salton, Inc. Press Release dated July 5, 2006


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